Exhibit 10.1

THIRD AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”) is entered into as of February 12, 2010 (the “Effective Date”), among NORTHWEST PIPE COMPANY, an Oregon corporation (the “Borrower”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

Borrower, Administrative Agent and certain lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement entered into as of May 31, 2007 (as amended, modified or supplemented from time to time, the “Credit Agreement”). Borrower and Administrative Agent desire to amend the Credit Agreement as set forth herein. The Required Lenders (as that term is defined in the Credit Agreement), and Bank of America, N.A., as Swing Line Lender and L/C Issuer, have consented to the amendments to the Credit Agreement set forth herein as indicated by their signatures below.

NOW THEREFORE, the parties agree as follows:

AGREEMENT

1. Recitals. The Recitals are true.

2. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings given in the Credit Agreement.

3. Waiver. The Events of Default, if any, that may have occurred under the Credit Agreement by reason of the failure, if any, of Borrower, as of December 31, 2009, to cause Borrower and its Subsidiaries to maintain (a) the Consolidated Senior Leverage Ratio required by Section 6.17(b) of the Credit Agreement, (b) the Consolidated Fixed Charge Coverage Ratio required by Section 6.17(a) of the Credit Agreement, and (c) the Consolidated Total Leverage Ratio required by Section 6.17(c) of the Credit Agreement, are hereby waived. The foregoing waiver does not constitute a waiver of any other Default now existing or hereafter arising, whether known or unknown by Administrative Agent. The foregoing waiver does not represent any amendment of any provision of the Credit Agreement.

Page 1 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

4. Amendments to Definitions.

(a) A new defined term, “Annualized Consolidated EBITDA,” is added to Section 1.01 of the Credit Agreement in its proper alphabetical order, to read as follows:

“‘Annualized Consolidated EBITDA’ means the Consolidated EBITDA of Borrower and its Subsidiaries for the applicable fiscal year to date, multiplied by (i) four (4) for purposes of determining compliance with Section 6.17(b) and Section 6.17(c) hereof for the first quarter of Borrower’s fiscal year, (ii) two (2) for purposes of determining compliance with Section 6.17(b) and Section 6.17(c) hereof for the second quarter of Borrower’s fiscal year, and (iii) 1.3333 for purposes of determining compliance with Section 6.17(b) and Section 6.17(c) hereof for the third quarter of Borrower’s fiscal year.”

(b) The table contained in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

Applicable Rate
Pricing Level	Consolidated Total Leverage Ratio	Eurocurrency Rate +	Standby Letters of Credit	Commercial Letters of Credit	Commitment Fee	Base Rate + or -
1	≥3.50:1	4.00%	4.00%	2.00%	0.750%	3.00%
2	≥3.00:1 but <3.50:1	3.75%	3.75%	1.875%	0.625%	2.75%
3	≥2.50: but <3.00:1	3.375%	3.375%	1.6875%	0.50%	2.375%
4	≥2.00 but <2.50:1	2.875%	2.875%	1.4375%	0.40%	1.875%
5	<2.00:1	2.50%	2.50%	1.25%	0.40%	1.50%

The Applicable Rate from the date of this Amendment through the delivery date of the Compliance Certificate required to be delivered together with the financial statements described in Section 6.1(b) of the Credit Agreement for Borrower’s fiscal quarter ending March 31, 2010, shall be determined based upon Pricing Level 1.

(c) The definition of the term “Consolidated EBITDAR” is deleted from Section 1.01 of the Credit Agreement.

(d) The definition of “Consolidated Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated Fixed Charge Coverage Ratio’ means, on any date of determination, the ratio of Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended, less an amount equal to the greater of $4,000,000 or the Consolidated Maintenance Capital Expenditures for the same consecutive four fiscal quarters, to the sum of (i) Consolidated Interest Charges for such period, (ii) consolidated cash income taxes paid during such period, and (iii) consolidated current maturities of long-term debt plus consolidated current maturities of capital leases as shown on the Borrower’s consolidated balance sheet for such date of determination.”

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(e) A new defined term, “Consolidated Maintenance Capital Expenditures” is added to Section 1.01 of the Credit Agreement in its proper alphabetical order, to read as follows:

“‘Consolidated Maintenance Capital Expenditures’ means expenditures for the required maintenance of property, plant and equipment of the Borrower and its Subsidiaries on a consolidated basis.”

(f) The definition of “Consolidated Senior Leverage Ratio” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated Senior Leverage Ratio’ means, on any date of determination, the ratio of Consolidated Senior Funded Debt to Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended; provided, however, that for purposes of determining compliance with Section 6.17(b) of this Agreement for the fiscal quarters ended March 31, 2010, June 30, 2010, and September 30, 2010, ‘Consolidated Senior Leverage Ratio’ means the ratio of Consolidated Senior Funded Debt as of the end of each such quarter to the Annualized Consolidated EBITDA for such quarter.”

(g) The definition of “Consolidated Total Leverage Ratio” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“‘Consolidated Total Leverage Ratio’ means, on any date of determination, the ratio of the Consolidated Total Debt to Consolidated EBITDA for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries then most recently ended; provided, however, that for purposes of determining compliance with Section 6.17(c) of this Agreement for the fiscal quarters ended March 31, 2010, June 30, 2010, and September 30, 2010 (but not for purposes of determining the ‘Applicable Rate’ hereunder), ‘Consolidated Total Leverage Ratio’ means the ratio of Consolidated Total Debt as of the end of each such quarter to the Annualized Consolidated EBITDA for such quarter.”

Page 3 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

5. Amendment to Section 6.17 of the Credit Agreement. Section 6.17 of the Credit Agreement is amended in its entirety to read as follows:

“Section 6.17. Financial Covenants.

“(a) Consolidated Fixed Charge Coverage Ratio. The Borrower shall maintain a Consolidated Fixed Charge Coverage Ratio of not less than 1.25:1.00. This ratio shall be measured at the end of each fiscal quarter, commencing with the fiscal quarter ending December 31, 2010.

“(b) Consolidated Senior Leverage Ratio. The Borrower shall maintain a Consolidated Senior Leverage Ratio of (i) not greater than 4.50:1.00 for the fiscal quarter ending March 31, 2010; (ii) not greater than 4.25:1.0 for the fiscal quarter ending June 30, 2010; (iii) not greater than 3.75:1.0 for the fiscal quarter ending September 30, 2010; and (iv) not greater than 3.50:1.00 for each fiscal quarter thereafter.

“(c) Consolidated Total Leverage Ratio. The Borrower shall maintain a Consolidated Total Leverage Ratio of (i) not greater than 4.50:1.00 for the fiscal quarter ending March 31, 2010; (ii) not greater than 4.25:1.0 for the fiscal quarter ending June 30, 2010; and (iii) not greater than 4.0:1.0 for each fiscal quarter thereafter.

“(d) Consolidated Tangible Net Worth. The Borrower shall maintain at all times a Consolidated Tangible Net Worth of not less than the sum of (i) $245,000,000, (ii) 50% of the Consolidated Net Income (but only if it is a positive number) for each fiscal quarter of the Borrower ended after December 31, 2009, and (iii) 100% of the net proceeds from any offering of the equity securities of the Borrower consummated after December 31, 2009.

“(e) Asset Coverage Ratio. The Borrower shall maintain at all times an Asset Coverage Ratio of not less than 1.00:1.00. If the Borrower is out of compliance with this covenant, the Borrower may cure the resulting Default by paying Committed Loans within two (2) Business Days of learning of such non-compliance in an amount sufficient to bring itself into compliance with this covenant. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with such additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of Lenders in accordance with their Applicable Percentages.

“(f) Minimum Consolidated EBITDA. The Borrower shall maintain a minimum Consolidated EBITDA equal to or greater than (i) $4,750,000 for the fiscal quarter ending on March 31, 2010, (ii) $12,200,000 for the cumulative two fiscal quarters ending on June 30, 2010, and (iii) $21,000,000 for the cumulative three fiscal quarters ending on September 30, 2010.

Page 4 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

“(g) Rental and Operating Lease Expense. Beginning with the fiscal quarter ending December 31, 2010 and continuing with each fiscal quarter thereafter, the Borrower shall not permit the ratio of (i) the sum of rental and operating lease expense for Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) to (ii) total revenue of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), in each case for the period of four (4) consecutive fiscal quarters ended as of the end of such fiscal quarter, to exceed 6.00%.”

6. Amendment to Schedule 2.01 to the Credit Agreement. Schedule 2.01 to the Credit Agreement is amended in its entirety by substituting Schedule 2.01 attached hereto for Schedule 2.01 to the Credit Agreement. The Administrative Agent will arrange for the Lenders to return their respective Notes for cancellation, and Borrower will execute and deliver to Administrative Agent new Notes reflecting the revised Commitments of the Lenders.

7. Amendment to Exhibit D to the Credit Agreement. The form of Compliance Certificate attached to the Credit Agreement as Exhibit D is amended in its entirety by substituting Exhibit D attached hereto for Exhibit D to the Credit Agreement.

8. Amendment Fees. Upon the Effective Date, Borrower shall pay to Administrative Agent and the Required Lenders consenting hereto such amendment fees as shall have been separately agreed upon in writing between the Borrower and the Administrative Agent, in the amounts so specified.

9. Release. As a material part of the consideration of Administrative Agent entering into, and the Required Lenders consenting to, this Amendment, Borrower hereby releases and forever discharges Administrative Agent, the Lenders and each of their respective successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (all the foregoing, collectively, the “Releasees” and individually, a “Releasee”), jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions and causes of action of any nature whatsoever, including all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Borrower may have or claim to have against Releasees (or any one or more of them); provided, however, that neither Administrative Agent nor any

Page 5 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Lender nor any other Releasee shall be released hereby from: (i) any obligation to pay to Borrower any amounts that Borrower may have on deposit with Administrative Agent or any Lender, in accordance with applicable laws and the terms of the documents establishing any such deposit relationship; or (ii) any claim (including without limitation any claim for breach of the Credit Agreement or other Loan Document) arising from any action, inaction or conduct of Administrative Agent or the Lenders or the other Releasees after the effective date of this Amendment.

10. No Further Amendment, Expenses. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Administrative Agent and Lenders on request for all reasonable expenses, including legal fees actually incurred by Administrative Agent and Lenders in connection with the preparation of this Amendment, any other amendment documents and the closing of the transaction contemplated hereby and thereby.

11. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment, it being understood that the Administrative Agent may rely on a facsimile counterpart signature page hereof for purpose of determining whether a party hereto has executed a counterpart hereof.

(b) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

(c) Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

[Signatures appear on the following page.]

Page 6 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:	NORTHWEST PIPE COMPANY

By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

CONSENTED TO BY THE REQUIRED LENDERS:	BANK OF AMERICA, N.A.

By:
Name:
Title:

Page 7 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

:	UNION BANK, N.A., formerly known as Union Bank of California, N.A.

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

CONSENTED TO BY SWING LINE LENDER AND L/C ISSUER	BANK OF AMERICA, N.A., as Swing Line Lender and L/C Issuer

By:
Name:
Title:

Page 8 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$50,000,000.00	40.000000000%
Union Bank, N.A.	$33,333,333.34	26.666666672%
HSBC Bank USA, National Association	$20,833,333.33	16.666666664%
U.S. Bank National Association	$20,833,333.33	16.666666664%
Total	$125,000,000.00	100.00000000%

Page 9 – THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of May 31, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Northwest Pipe Company, an Oregon corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

—or—

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of (i) the Borrower contained in Article V of the Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             ,         .

NORTHWEST PIPE COMPANY

By:
Name:
Title:

For the Quarter/Year ended                              (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 6.17(a) – Consolidated Fixed Charge Coverage Ratio.

	A.	Consolidated EBITDA for the four consecutive quarters ending on Statement Date (“Subject Period”)

		1.	Consolidated Net Income for Subject Period:	$

		2.	plus Consolidated Interest Charges for Subject Period:	$

		3.	plus consolidated income taxes for Subject Period:	$

		4.	plus consolidated depreciation and amortization for Subject Period:	$

		5.	plus consolidated non-cash expenses resulting from a change in accounting principles relating to stock options for Subject Period:	$

		6.	plus EBITDA (positive or negative) from acquisitions pursuant to the Agreement:	$

		7.	Consolidated EBITDA (total of lines 1-6):	$

	B.	Consolidated Maintenance Capital Expenditures for the Subject Period:		$

	C.	Consolidated Fixed Charges

		1.	Consolidated Interest Charges for Subject Period:	$

		2.	plus the consolidated current maturities of long-term debt as of Statement Date:	$

		3.	plus the consolidated current maturities of capital leases as of Statement Date:	$

		4.	Consolidated Fixed Charges (total of lines 1-3):	$

	D.	Ratio ((Line I.A.7 less the greater of $4,000,000 or Line I.B) divided by Line I.C.4):		to 1.00

	Minimum Required:			1.25 to 1.00

II.	Section6.17(b) – Consolidated Senior Leverage Ratio for Fiscal Quarters ending on or before September 30, 2010.

	A.	Consolidated Senior Funded Debt as of Statement Date

		1.	Consolidated Total Debt as of Statement Date as defined:	$

		2.	less Subordinated Debt as of Statement Date as defined:	$

		3.	Consolidated Senior Funded Debt as of Statement Date (line 1 less line 2):	$

	B.	Annualized Consolidated EBITDA

		1.	Consolidated Net Income for Fiscal Year to date:	$

		2.	plus consolidated income taxes for Fiscal Year to date:	$

		3.	plus Consolidated Interest Charges for Fiscal Year to date:	$

		4.	plus consolidated depreciation and amortization for Fiscal Year to date:	$

		5.	plus consolidated non-cash expenses resulting from a change in accounting principles relating to stock options for Fiscal Year to date:	$

		6.	plus EBITDA (negative or positive) from acquisitions pursuant to the Agreement:	$

		7.	Total Consolidated EBITDA for Fiscal Year to date (total of lines 1-6):	$

		8.	Line 7 multiplied by four, two or 1.33, as applicable:	$

	C.	Ratio (Line II.A.1 divided by Line II.B.8):		to 1.00

Maximum Permitted:	4.50 to 1.00 for Fiscal Quarter ending March 31, 2010

4.25 to 1.0 for Fiscal Quarter ending June 30, 2010

3.75 to 1.0 for the Fiscal Quarter ending September 30, 2010

III.	Section 6.17(b) – Consolidated Senior Leverage Ratio for Fiscal Quarters ending after September 30, 2010.

	A.	Consolidated Senior Funded Debt as of Statement Date

		1.	Consolidated Total Debt as of Statement Date as defined:	$

		2.	less Subordinated Debt as of Statement Date as defined:	$

		3.	Consolidated Senior Funded Debt as of Statement Date (line 1 less line 2):	$

	B.	Consolidated EBITDA for Subject Period

		1.	Consolidated Net Income for Subject Period:	$

		2.	plus consolidated income taxes for Subject Period:	$

		3.	plus Consolidated Interest Charges for Subject Period:	$

		4.	plus consolidated depreciation and amortization for Subject Period:	$

		5.	plus consolidated non-cash expenses resulting from a change in accounting principles relating to stock options for Subject Period:	$

		6.	plus EBITDA (negative or positive) from acquisitions pursuant to the Agreement:	$

		7.	Total Consolidated EBITDA (total of lines 1-6):	$

	C.	Ratio (Line III.A.1 divided by Line III.B.7):		to 1.00

	Maximum Permitted:			3.50 to 1.00

IV.	Section 6.17(c) – Consolidated Total Leverage Ratio for Fiscal Quarters ending on or before September 30, 2010.

	A.	Consolidated Total Debt at Statement Date

		1.	as defined:	$

	B.	Annualized Consolidated EBITDA

		1.	line II.B.8 above:	$

	C.	Ratio (Line IV.A.1 divided by Line IV.B.1):		to 1.00

Maximum Permitted:	4.50 to 1.00 for Fiscal Quarter ending March 31, 2010

4.25 to 1.00 for Fiscal Quarter ending June 30, 2010

4.00 to 1.00 for Fiscal Quarter ending September 30, 2010

V.	Section 6.17(c) – Consolidated Total Leverage Ratio for Fiscal Quarters ending after September 30, 2010 (Note: this ratio should be calculated for all fiscal quarters for purposes of determining Applicable Rate).

	A.	Consolidated Total Debt at Statement Date

		1.	as defined:	$

	B.	Consolidated EBITDA for Subject Period

		1.	line III.B.7 above:	$

	C.	Ratio (Line V.A.1 divided by Line V.B.1):		to 1.00

	Maximum Permitted:			4.00 to 1.00

VI.	Section 6.17(d) – Consolidated Tangible Net Worth.

	A.	Consolidated Tangible Net Worth at Statement Date:

		1.	total Shareholders’ Equity for Borrower and its Subsidiaries at Statement Date:	$

		2.	less Intangible Assets of Borrower and its Subsidiaries at Statement Date:	$

		3.	Tangible Net Worth (Line VI.A.1 less Line VI.A.2):	$

	B.	Minimum Required Consolidated Tangible Net Worth:		$

		1.	$245,000,000:	$

		2.	plus the sum of 50% of Consolidated Net Income (without subtracting losses) earned in each quarterly accounting period ended after December 31, 2009:	$

		3.	plus the net proceeds from any equity securities issued by Borrower after December 31, 2009:	$

		4.	Minimum Required Consolidated Tangible Net Worth (VI.B.1 plus VI.B.2 plus VI.B.3):	$

	C.	Excess (deficiency) for covenant compliance (Line VI.A.3 less VI.B.4):		$

VII.	Section 6.17(e) – Asset Coverage Ratio.

	A.	Eligible Assets at Statement Date

		1.	85% of Eligible Accounts Receivable at Statement Date:	$

		2.	plus 60% of Eligible Inventory at Statement Date:	$

		3.	plus 30% of Eligible Property, Plant and Equipment at Statement Date:	$

		4.	Total Eligible Assets at Statement Date:	$

	B.	Consolidated Total Debt at Statement Date		$

		1.	as defined:	$

	C.	Ratio (Line VII.A.4 ÷ Line VII.B.1):		to 1.00

	Minimum Required:			1.00 to 1.00

VIII.	Section 6.17(f) – Minimum Consolidated EBITDA

	A.	Consolidated EBITDA for the one, two or three consecutive quarters ending on Statement Date, as applicable (“Cumulative Period”)

		1.	Consolidated Net Income for Cumulative Period:	$

		2.	plus Consolidated Interest Charges for Cumulative Period:	$

		3.	plus consolidated income taxes for Cumulative Period:	$

		4.	plus consolidated depreciation and amortization for Cumulative Period:	$

		5.	plus consolidated non-cash expenses resulting from a change in accounting principles relating to stock options for Cumulative Period:	$

		6.	plus EBITDA (positive or negative) from acquisitions pursuant to the Agreement:	$

		7.	Consolidated EBITDA (total of lines 1-6):	$

Minimum Required:	$4,750,000 for the fiscal quarter ending on March 31, 2010

$12,200,000 for the cumulative two fiscal quarters ending on June 30, 2010

$21,000,000 for the cumulative three fiscal quarters ending on September 30, 2010

IX.	Section 6.17(g) – Rental and Operating Lease Expense

	A.	Rental and operating lease expense for the four consecutive fiscal quarters ending on the Statement Date:	$

	B.	Total revenue for the four consecutive fiscal quarters ending on the Statement Date:	$

	C.	Ratio (Line IX.A ÷ Line IX.B)

	Maximum Permitted:		6.00%